                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        -------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 15, 1995
                                                         ---------------

                             APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  0-6920                    94-1655526
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         (State or other           (Commission              (IRS employer
          jurisdiction of           File Number)             identification
          Incorporation)                                     number)

3050 Bowers Avenue, Santa Clara, California                           95054-3299
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code (408) 727-5555
                                                          --------------

                                  Inapplicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Company has filed certain exhibits relating to the commencement of its Medium-Term Note program on August 24, 1995.

         On August 15, 1995, the Company issued a press release announcing its results of operations for the third quarter, ending on July 30, 1995, of fiscal year 1995. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         The following exhibits are filed as exhibits to the Company's registration statement on Form S-3 (File No. 33-60301):

         Exhibit Number                        Exhibit
         --------------                        -------
             1.2                               Form of Distribution
                                               Agreement.

             4.3                               Form of Fixed Rate
                                               Medium-Term Note.

             4.4                               Form of Floating
                                               Rate Medium-Term
                                               Note.

             5.1                               Opinion of Orrick,
                                               Herrington &
                                               Sutcliffe as to the
                                               validity of the
                                               Medium-Term Notes.

                          23.2                              The consent of
                                                            Orrick, Herrington &
                                                            Sutcliffe is
                                                            contained in its
                                                            legal opinion filed
                                                            as Exhibit 5.1.

                          99.1                              Financial Statements
                                                            attached to Press
                                                            Release, dated
                                                            August 15, 1995, of
                                                            Applied Materials,
                                                            Inc.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 24, 1995

                                                 APPLIED MATERIALS, INC.
                                                       (Registrant)

                                            By: /s/ Gerald F. Taylor
                                               ---------------------------
                                                 Gerald F. Taylor
                                                 Senior Vice President and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

    Exhibit Number                                     Exhibit
    --------------                                     -------
         1.2                               Form of Distribution Agreement.

         4.3                               Form of Fixed Rate Medium-Term Note.

         4.4                               Form of Floating Rate Medium-Term
                                           Note.

         5.1                               Opinion of Orrick, Herrington &
                                           Sutcliffe as to the validity of the
                                           Medium-Term Notes.

         23.2                              The consent of Orrick, Herrington &
                                           Sutcliffe is contained in its legal
                                           opinion filed as Exhibit 5.1.

         99.1                              Financial Statements attached to
                                           Press Release, dated August 15, 1995,
                                           of Applied Materials, Inc.